Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of FutureCorp Space Acquisition 1 (the “Company”) for the quarterly period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joshua Marks, Chief Executive Officer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations.

Dated: November 3, 2026

/s/ Joshua Marks
Joshua Marks
Chief Executive Officer, Chief Financial Officer, and Director
(Principal executive officer and principal financial officer)